Exhibit 99.1

Deloitte & Touche LLP Harborside Plaza 10Suite 400 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

LTC Global, Inc. 6201 Presidential Court Fort Myers, Florida 33919

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by LTC Global, Inc. (the “Company”) and KeyBanc Capital Markets Inc. (collectively, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of insurance commission receivables in connection with the proposed offering of 2018-A LTCG Securitization Issuer LLC, Insurance Commission Receivables Backed Notes, Series 2018-A (the “Transaction”).

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On April 3, 2018, representatives of the Company provided us with a computer generated insurance commission receivables data file and related record layout containing data, as represented to us by the Company, as of December 31, 2017 (the “Cutoff Date”), with respect to 330,444 insurance commission receivables (the “Statistical Data File”). At the Company’s instruction, we randomly selected 125 insurance commission receivables (the “Sample Receivables”) from the Statistical Data File and performed certain comparisons and recomputations for each of the Sample Receivables relating to the insurance commission receivables characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1.   Policy/PCN number (for information purposes)

2.   GPO date *

3.   Effective date **

4.   Premium frequency

5.   Premium amount

6.   Annual premium amount

7.   Policy holder’s age (as of issuance)

8.   Policy holder’s gender

9.   Commission percentage rate – year 2

10. Commission percentage rate – year 3 (if applicable)

11. Commission percentage rate – year 4 (if applicable)

12.   Commission percentage rate – year 5 (if applicable)

13.   Commission percentage rate – year 6 (if applicable)

14.   Commission percentage rate – year 7 (if applicable)

15.   Commission percentage rate – year 8 (if applicable)

16.   Commission percentage rate – year 9 (if applicable)

17.   Commission percentage rate – year 10 (if applicable)

18.   Commission percentage rate – year 11+ (if applicable)

19.   Carrier name

20.   Carrier group

* For Sample Receivables that were identified as “Guarantee Purchase Option Policy” on the Commissions Database File only

** For Sample Receivables that were not identified as “Guarantee Purchase Option Policy” on the Commissions Database File only

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Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from electronic files prepared, created, and delivered by the Company, from the Company’s commission database (collectively, the “Commissions Database File”).

We compared Characteristics 9. through 18. to the corresponding information set forth on or derived from the Commission Contract, Long Term Care Sales Compensation Plan or Commission Schedule (collectively, the “Commission Agreement”) or the Commissions Database File.

We compared Characteristics 19. and 20. to corresponding information set forth on or derived from the Commissions Database File and an electronic file prepared, created, and delivered by the Company, from the Company’s carrier database (the “Carrier Database File”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 2., for Sample Receivables that were identified as “Guarantee Purchase Option Policy” on the Commissions Database File, we were instructed to compare the GPO date set forth on the Statistical Data File to the effective date set forth on the Commissions Database File;

•	with respect to our comparison of Characteristic 3., for Sample Receivables that were not identified as “Guarantee Purchase Option Policy” on the Commissions Database File, we were instructed to compare the effective date set forth on the Statistical Data File to the effective date set forth on the Commissions Database File;

•	with respect to our comparison of Characteristic 5., differences of $0.01 are deemed to be in agreement;

•	with respect to our comparison of Characteristic 6., differences of $1.00 or less are deemed to be in agreement;

•	with respect to our comparison of Characteristic 7., for Sample Receivables that did not indicate a policy holder’s age on the Commissions Database File and were (i) identified as “Guarantee Purchase Option Policy” on the Commissions Database File, we were instructed to recompute the policy holder’s age as the number of years between (a) the effective date (as set forth on the Statistical Data File) and (b) the “policy holders date of birth” (as set forth on the Commissions Database File) and (ii) not identified as “Guarantee Purchase Option Policy” on the Commissions Database File, we were instructed to recompute the policy holder’s age as the number of years between (a) the effective date and (b) the “policy holders date of birth” (each as set forth on the Commissions Database File). Further, differences of 1 year are deemed to be in agreement; and

•	with respect to our comparison of Characteristics 9. through 17., we did not perform any such comparison for commission percentage rates that expired prior to the Cutoff Date (as derived from the Commissions Database File and Commission Agreement).

The insurance commission receivable documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Receivables Documents, except as described in Appendix A. Supplemental information is contained on Appendix B and Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the insurance commission receivables underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the insurance commission receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

May 9, 2018

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 9, 2018.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Two differences in policy holder’s age.
2	Two differences in policy holder’s gender.
3	Three differences in commission percentage rate – year 11+.
4	Unable to verify the effective date on the Commissions Database File for one Sample Receivable.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 9, 2018.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Receivable Documents
1	770613	Policy holder's age	Not provided	51
1	798349	Policy holder's age	Not provided	55
2	212971	Policy holder’s gender	Male	Female
2	234867	Policy holder’s gender	Not provided	Female
3	172255	Commission percentage rate- year 11+	16%	3%
3	173274	Commission percentage rate- year 11+	16%	3%
3	566108	Commission percentage rate- year 11+	4%	5%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 9, 2018.

Supplemental Information Related to the Findings Set Forth on Appendix B

In applying our agreed-upon procedures as outlined above, we were unable to verify the following:

Exception Description Number	Sample Receivable number	Item not verified on the Commissions Database File
4	666395	Effective date

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.